UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2008

ALLIANCE  IMAGING,  INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-16609	33-0239910
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Bayview Circle, Suite 400

Newport Beach, CA 92660

(Address of principal executive offices, including zip code)

(949) 242-5300

(Registrant’s telephone number, including area code)

Not Applicable

(Former address of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a – 12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02:  Results of Operations and Financial Condition

On October 29, 2008, Alliance Imaging, Inc. (the “Company”) issued a press release announcing its results for the third quarter and nine months ended September 30, 2008. A copy of the Company’s press release is furnished as Exhibit 99.1 hereto.

The information in Item 2.02 of this Current Report on Form 8-K, including the information in Exhibit 99.1 hereto, is furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in Item 2.02 of this Current Report on Form 8-K, including the information in Exhibit 99.1 hereto, shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act regardless of any general incorporation language in such filing.

Item 3.01:  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

The Commentary to Section 303A.03 of the New York Stock Exchange (“NYSE”) Listed Company Manual requires each listed company to disclose in its proxy statement either the name of the director chosen to preside at executive sessions of non-management directors or, if the same individual is not the presiding director at all executive sessions, the procedure by which a presiding director is selected for each executive session.

On October 28, 2008, the NYSE notified us that the required information regarding the presiding director was not included in our definitive proxy statement filed with the Securities and Exchange Commission on April 16, 2008. The NYSE advised us of alternative methods for curing this non-compliance, including the filing of a Current Report on Form 8-K with the required disclosure.

The non-management directors meet regularly in executive session without the presence of our management. The position of presiding director of these executive sessions is selected by a majority of the non-management directors present.

Item 9.01:  Financial Statements, Pro Forma Financial Information and Exhibits

(d)    Exhibits

The following exhibits are filed with this Form 8-K:

99.1                Press Release dated October 29, 2008.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 29, 2008	/s/ Howard K. Aihara
	Name:	Howard K. Aihara
	Title:	Executive Vice President
and Chief Financial Officer

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Exhibit Index

Exhibit 99.1	Press Release dated October 29, 2008.